SunCoke Energy, Inc. Q3 2020 Earnings Conference Call Exhibit 99.2

This slide presentation should be reviewed in conjunction with the Third Quarter 2020 earnings release of SunCoke Energy, Inc. (SunCoke) and conference call held on November 6, 2020. This conference call contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements include statements that are not strictly historical facts, and include, among other things, statements regarding: our expectations of financial results, condition and outlook; anticipated effects of the COVID-19 pandemic and responses thereto, including the pandemic’s impact on general economic and market conditions, as well as on our business, our customers, our results of operations and financial condition; anticipated actions to be taken by management to sustain SunCoke during the economic uncertainty caused by the pandemic and related business actions; and anticipated actions by governments to contain the spread of COVID-19 or mitigate the severity thereof. Forward-looking statements often may be identified by the use of such words as "believe," "expect," "plan," "project," "intend," "anticipate," "estimate," "predict," "potential," "continue," "may," "will," "should," or the negative of these terms, or similar expressions. Forward-looking statements are inherently uncertain and involve significant known and unknown risks and uncertainties (many of which are beyond the control of SunCoke) that could cause actual results to differ materially. Such risks and uncertainties include, but are not limited to domestic and international economic, political, business, operational, competitive, regulatory and/or market factors affecting SunCoke, as well as uncertainties related to: pending or future litigation, legislation or regulatory actions; liability for remedial actions or assessments under existing or future environmental regulations; gains and losses related to acquisition, disposition or impairment of assets; recapitalizations; access to, and costs of, capital; the effects of changes in accounting rules applicable to SunCoke; and changes in tax, environmental and other laws and regulations applicable to SunCoke's businesses. Currently, such risks and uncertainties also include: SunCoke’s ability to manage its business during and after the COVID-19 pandemic; the impact of the COVID-19 pandemic on SunCoke’s results of operations, revenues, earnings and cash flows; SunCoke’s ability to reduce costs and capital spending in response to the COVID-19 pandemic; SunCoke’s balance sheet and liquidity throughout and following the COVID-19 pandemic; SunCoke’s prospects for financial performance and achievement of strategic objectives following the COVID-19 pandemic; capital allocation strategy following the COVID-19-related outbreak; and the general impact on our industry and on the U.S. and global economy resulting from COVID-19, including actions by domestic and foreign governments and others to contain the spread, or mitigate the severity, thereof. Forward-looking statements are not guarantees of future performance, but are based upon the current knowledge, beliefs and expectations of SunCoke management, and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date of the earnings release. SunCoke does not intend, and expressly disclaims any obligation, to update or alter its forward-looking statements (or associated cautionary language), whether as a result of new information, future events or otherwise after the date of this press release except as required by applicable law. In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For information concerning these factors, see SunCoke's Securities and Exchange Commission filings such as its annual and quarterly reports and current reports on Form 8-K, copies of which are available free of charge on SunCoke's website at www.suncoke.com. All forward-looking statements included in this press release are expressly qualified in their entirety by such cautionary statements. Unpredictable or unknown factors not discussed in this release also could have material adverse effects on forward- looking statements. Forward-Looking Statements

Q3 2020 Highlights Enhanced measures to protect the health and safety of our employees and contractors remain in place and are strictly enforced Achieved Q3 ‘20 Adjusted EBITDA of $47.8M; YTD Adjusted EBITDA of $168.9M Extended Haverhill II contract with AK Steel for additional two years; new expiration date of June 30, 2025 Foundry coke testing and development progressing well; on-course to produce and profitably sell foundry coke in 2021 Re-affirming the 2020 Adjusted EBITDA guidance of $190M - $200M Extinguished $7.5M face value of 2025 Senior Notes in Q3 2020; Additional $33.2M purchased in Q4 See appendix for a definition and reconciliation of Adjusted EBITDA

Q3 2020 Financial Performance Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke Q3 ’20 Corporate and Other Adj. EBITDA includes foundry related research and developments costs of $0.9M See appendix for a definition and reconciliation of Adjusted EBITDA Q3 ‘20 EPS of ($0.03) per share, up $1.78 per share from the prior year quarter Prior year quarter included impact of CMT long-lived asset and Logistics goodwill impairment related charges of ($1.94) per share Excluding the non-cash charge, EPS was down by $0.16 per share Q-over-Q, driven by lower volumes at both Domestic Coke and Logistics segments Adjusted EBITDA(1) of $47.8M, down $18.9M from the prior year quarter Coke operations down $11.8M; lower volumes due to supply relief provided to customers partially offset by disciplined cost control Logistics segment down $5.3M driven by lower price and throughput volumes at CMT partially offset by lower costs ($/share) ($ in millions) Diluted EPS Adj. EBITDA(1) Q3 2020 Earnings Review

Adjusted EBITDA(1) – Q3 ‘19 to Q3 ‘20 See appendix for a definition and reconciliation of Adjusted EBITDA (1) Lower volumes due to customer relief partially offset by disciplined cost control Lower volumes and lower prices partially offset by lower operating costs ($ in millions) (1) Q3 ‘20 performance driven by lower volumes partially offset by lower operating costs Foundry related R&D costs and mark-to-market adjustments to deferred compensation

Domestic Coke Business Summary

6

Q3 '20 cokemaking performance driven by lower volumes and lower operating costs

Domestic Coke Performance



(Coke Production, Kt)
$57/ton
$48/ton
$60/ton
$63/ton
$56/ton
1,059
1,073
1,069
987
877
160
174
285
256
184
149
171
279
290
184
157
168
271
292
181
138
152
233
300
164
122
151
184
288
132
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Sales Tons
1,057K
1,080K
1,064K
977K
868K
Adjusted EBITDA/ton(1)
Granite City
Indiana Harbor
Middletown
Haverhill
Jewell

Delivered Adj. EBITDA/ton[(1)] of ~$56 in Q3 '20 vs. ~$57 in Q3 '19

- Lower production across the fleet driven by volume relief provided to customers
- Despite the lower volumes, delivered $56/ton due to strong cost control and disciplined operating procedures

(1) See appendix for a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton

SunCoke Energy

$3.3M M $3.0M $8.5M Logistics Business Summary (Tons Handled, Kt) Logistics segment contributed $4.3M to Q3 ‘20 Adj. EBITDA CMT contributed $1.7M Lower rate and volumes at CMT Domestic logistics terminals delivered higher Adj. EBITDA on lower volumes driven by lower costs $1.7M $7.4M CMT Adj.(1) EBITDA $1.3M See appendix for a definition and reconciliation of Adjusted EBITDA. Lower throughput rate and volumes at CMT driving Logistics results $5.2M Logistics Performance $1.2M

Revolver Availability: $283.9M (Consolidated) Q3 ’20 Total Debt $739.9M Gross Leverage(1) 3.37x Net Leverage(1) 2.98x Gross leverage and Net leverage for Q3 2020 calculated using Last Twelve Month(LTM) Adjusted EBITDA Average bond repurchase price of $0.915 per $1.00 face value, resulting in ~$7.5M of face value SXCP notes repurchased during Q3 2020; Additional $33.2M face value notes purchased in Q4 at $0.91 per $1.00 face value Q3 2020 Liquidity Maintain strong liquidity position of ~$370M; Repurchased SXCP bonds and reduced revolver borrowings as outlook becomes clearer ($ in millions) $6.9M SXCP Notes repurchase ($7.5M face value) (2) Dividend of $0.06 per share of SXC

Protect the safety and well-being of employees and contractors during health crisis Successfully Navigate through the Pandemic Crisis Continue to deliver strong operational performance and asset optimization while following safety guidelines Deliver Operational Excellence and Optimize Asset Base Business model based on long-term partnership with customers; Support our customers to help them navigate through current crisis while providing long-term stability Support Customer Base and Successful Relief Negotiation Ensure that assets are safeguarded during the current crisis to minimize potential negative financial impact in the long-term Maintain Asset Integrity for Long-Term Viability 2020 Revised Key Initiatives $190M - $200M Adjusted EBITDA Achieve Revised 2020 Financial Objectives

APPENDIX

Adjusted EBITDA represents earnings before interest, loss (gain) on extinguishment of debt, taxes, depreciation and amortization (“EBITDA”), adjusted for impairments, loss on extinguishment of debt, changes to our contingent consideration liability related to our acquisition of CMT, and/or transaction costs incurred as part of the Simplification Transaction. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure in assessing operating performance. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA attributable to SXC represents Adjusted EBITDA less Adjusted EBITDA attributable to non-controlling interests. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. Free Cash Flow (FCF) represents operating cash flow adjusted for capital expenditures. Management believes FCF is an important measure of liquidity. FCF is not a measure calculated in accordance with GAAP, and they should not be considered a substitute for operating cash flow or any other measure of financial performance presented in accordance with GAAP. Definitions

Coke Facility Capacity and Contract Duration/Volume Represents production capacity for blast-furnace sized coke, however, customer takes all on a “run of oven” basis, which represents >600k tons per year.

Balance Sheet & Debt Metrics

2020 Revised Guidance Summary See slide 11 and slide 16 for a definition and reconciliation of Adjusted EBITDA Capital expenditures exclude the impact of capitalized interest Revised capital expenditures guidance of approx. $80M includes approx. $12M for Foundry which was not contemplated in original guidance See slide 11 and slide 15 for definition and reconciliation of Free Cash Flow (FCF) Included in Operating Cash Flow Revised 2020 Adjusted EBITDA guidance of $190M - $200M based on short-term relief to steel customers net of reduced operating costs and other cost savings; Revised capex guidance includes ~$12m for Foundry Coke See slide 11 for a definition and reconciliation of Adjusted EBITDA Based on revised 2020E guidance See slide 11 and slide 15 for a definition and reconciliation of Free Cash Flow (FCF)

SXC FCF/Share Charges related to company-wide restructuring and cost reduction initiative Based on revised 2020E guidance 2020 Free Cash Flow Reconciliation

2020 Guidance Reconciliation Charges related to company-wide restructuring and cost reduction initiative Reflects non-controlling interest in Indiana Harbor 2020 Capital Expenditures Guidance

Reconciliation to Adjusted EBITDA and Adjusted EBITDA attributable to SXC In connection with the CMT acquisition, the Company entered into a contingent consideration arrangement that required the Company to make future payments to the seller based on future volume over a specified threshold, price and contract renewals. Contingent consideration adjustments were primarily the result of modifications to the volume forecast. Customer events during the third quarter of 2019 drove a decrease in our forecast such that the contingent consideration liability was reduced to zero. Costs expensed by the Partnership associated with the Simplification Transaction. Charges related to a company-wide restructuring and cost-reduction initiative Reflects non-controlling interests in Indiana Harbor and the portion of the Partnership owned by public unitholders prior to the closing of the Simplification Transaction

Adjusted EBITDA and Adjusted EBITDA per ton (1) Corporate and Other includes the results of our legacy coal mining business.